UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2019

Neiman Marcus Group LTD LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-133184-12	20-3509435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Marcus Square
1618 Main Street
Dallas, Texas 75201

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 743-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 28, 2019, Neiman Marcus Group LTD LLC, a Delaware limited liability company (the “Company”), issued a press release announcing a two-day extension of its previously announced offers to exchange (the “Exchange Offers”) any and all of its existing unsecured 8.000% Senior Cash Pay Notes due 2021 (the “Existing Cash Pay Notes”) and existing unsecured 8.750%/9.500% Senior PIK Toggle Notes due 2021 (the “Existing PIK Toggle Notes” and, together with the Existing Cash Pay Notes, the “Existing Notes”). The Exchange Offers and related consent solicitations will expire at 5:00 p.m., New York City time, on May 30, 2019, unless extended or earlier terminated by the Company (the “New Expiration Date”).

As of May 10, 2019, the right to validly withdraw tenders of Existing Notes and related consents has expired. Accordingly, tenders of Existing Notes may no longer be withdrawn. Eligible holders who validly tender their Existing Notes prior to 5:00 p.m., New York City time, on the New Expiration Date will receive a combination of (a) non-voting cumulative preferred shares of MYT Holding Co., a U.S. holding company (“MYT Holding Co.”) that will indirectly hold, prior to the settlement of the Exchange Offers, NMG Germany GmbH, which holds and conducts the operations of MyTheresa, accruing dividends at a rate of 10.000% per annum (the “MYT Series A Preferred Stock”) and (b) new third lien notes due 2024, bearing interest payable in cash at a rate of 8.000% per annum in respect of exchanged Existing Cash Pay Notes (the “New 8.000% Third Lien Notes”) and 8.750% per annum in respect of exchanged Existing PIK Toggle Notes (the “New 8.750% Third Lien Notes” and, together with the New 8.000% Third Lien Notes, the “New Third Lien Notes”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS GROUP LTD LLC

Date: May 29, 2019	By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary